EXHIBIT 10.27
LIMITED WAIVER TO
CREDIT AGREEMENT
     This Limited Waiver to Credit Agreement (this “Limited Waiver”), dated as of July 15, 2009, is by and among SOFTBRANDS, INC., a Delaware corporation (the “Parent”), the subsidiaries of Parent identified on the signature pages hereto (collectively, with the Parent, the “Borrowers” and individually, a “Borrower”), WELLS FARGO FOOTHILL, INC., a California corporation, as Administrative Agent (the “Agent”) and each of the lenders parties hereto (the “Lenders”).
R E C I T A L S
     A. The Borrowers, the Agent and the Lenders are parties to that certain Credit Agreement dated as of August 14, 2006 (as amended, the “Credit Agreement”).
     B. The Borrowers have requested a limited one-time waiver to the Borrowers’ non-compliance with the Permitted Investment covenant, as provided herein.
     C. The Agent and the Lenders are willing to waive such non-compliance, subject to the terms and conditions of this Limited Waiver.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
          1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
          2. Limited Waiver. The Agent waives the Borrower’s non-compliance with Section 6.12 of the Credit Agreement solely for the periods ending May 31, 2009 and June 30, 2009, with respect to prohibiting the Administrative Borrower and its Subsidiaries from owning Investments, Cash Equivalents, cash or any other funds in any location outside of the United States or China in an aggregate amount in excess of $5,000,000 at any one time.
          3. Conditions Precedent. The Limited Waiver contained in Section 2 above is subject to, and contingent upon, the prior or contemporaneous satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent:
          (a) The Borrowers, the Agent and the Lenders shall have executed and delivered to each other this Limited Waiver; and
          (b) The Borrowers shall have satisfied any other conditions of the Agent required in connection with this Limited Waiver.
          4. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement and all of the Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed. Except as set forth in Section 4 above, the execution, delivery and effectiveness of this Limited Waiver shall not operate as a waiver of: (a) any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the Loan Documents, or (b) any Default or Event of Default under the Credit Agreement or any of the Loan Documents.
          5. Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders, which representations and warranties shall survive the execution and delivery of this Limited Waiver, that on and as of the date hereof and after giving effect to this Limited Waiver:
          (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Limited Waiver have been duly authorized by all necessary action on the part of such Borrower.
          (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Limited Waiver does not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower’s interest holders or any approval or consent of any Person under any material contractual obligation of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect.
          (c) As to each Borrower, this Limited Waiver and all other documents contemplated hereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          (d) The representations and warranties of each of the Borrowers set forth in the Credit Agreement and in the Loan Documents to which it is a party are true, correct and complete on and as of the date hereof; provided that the references to the Credit Agreement therein shall be deemed to include the Credit Agreement as modified by this Limited Waiver.
          (e) Each of the Borrowers acknowledges that the Agent and each Lender is specifically relying upon the representations, warranties and agreements contained in this Limited Waiver and that such representations, warranties and agreements constitute a material inducement to the Agent and each Lender in entering into this Limited Waiver.

          6. Reference to Credit Agreement; No Waiver.
     The Agent’s and a Lender’s failure, at any time or times hereafter, to require strict performance by the Borrowers of any provision or term of the Credit Agreement, this Limited Waiver or the other Loan Documents shall not waive, affect or diminish any right of the Agent or a Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or a Lender of a breach of this Limited Waiver or any Event of Default under the Credit Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Limited Waiver or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Limited Waiver, shall be deemed to have been suspended or waived by the Agent or a Lender unless such suspension or waiver is: (i) in writing and signed by the Agent and each Lender and (ii) delivered to the Borrower. In no event shall the Agent’s and each Lender’s execution and delivery of this Limited Waiver establish a course of dealing among the Agent, each Lender, the Borrowers, or any other obligor or in any other way obligate the Agent or each Lender to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Limited Waiver shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification or waiver of any other term or condition of the Credit Agreement or of any other Loan Documents, or (B) to prejudice any right or remedy that the Agent or each Lender may now have under or in connection with the Credit Agreement or any of the other Loan Documents.
          7. Successors and Assigns; Limited Waiver. This Limited Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Limited Waiver or any of its respective rights hereunder without the Agent’s and each Lender’s prior written consent. Any prohibited assignment of this Limited Waiver shall be absolutely null and void. This Limited Waiver may only be amended or modified by a writing signed by the Agent, each Lender and the Borrowers.
          8. Severability; Construction. Wherever possible, each provision of this Limited Waiver shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Limited Waivers held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Limited Waiver. Neither this Limited Waiver nor any uncertainty or ambiguity herein shall be construed or resolved against Agent or each Lender, whether under any rule of construction or otherwise. On the contrary, this Limited Waiver has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.
          9. Counterparts; Facsimile. This Limited Waiver may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

Delivery of an executed counterpart of this Limited Waiver by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Limited Waiver. Any party delivering an executed counterpart of this Limited Waiver by telefacsimile shall also deliver a manually executed counterpart of this Limited Waiver, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Limited Waiver.
          10. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
          (a) THE VALIDITY OF THIS LIMITED WAIVER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS LIMITED WAIVER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH BORROWERS COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER, AGENT AND THE LENDERS WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10(b).
          (c) BORROWERS, AGENT AND THE LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LIMITED WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS, AGENT AND THE LENDERS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS LIMITED WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the undersigned have caused this Limited Waiver to be duly executed and delivered as of the date first above written.

SoftBrands, Inc. a Delaware corporation, as a Borrower
By:	/s/ Gregg Waldon
Title: CFO

SoftBrands Manufacturing, Inc. a Minnesota corporation, as a Borrower
By:	/s/ Gregg Waldon
Title: CFO

SoftBrands International, Inc. a Delaware corporation, as a Borrower
By:	/s/ Gregg Waldon
Title: CFO

SoftBrands Licensing, Inc. a Delaware corporation, as a Borrower
By:	/s/ Gregg Waldon
Its: CFO

MAI Systems Corporation a Delaware corporation, as a Borrower
By:	/s/ Gregg Waldon
Its: CFO

Hotel Information Systems, Inc. a Delaware corporation, as a Borrower
By:	/s/ Gregg Waldon
Its: CFO

CLS Software International, Inc. a California corporation, as a Borrower
By:	/s/ Gregg Waldon
Its: CFO

Wells Fargo Foothill, Inc. a California corporation, as Agent and a Lender
By:	/s/ Tiffany Ormon
Its: Vice President